UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2025

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On September 22, 2025, Science Applications International Corporation (the “Company”) commenced a private offering to eligible purchasers of $500.0 million aggregate principal amount of Senior Notes due 2033 (the “Notes”), subject to market and certain other conditions (the “Offering”). The Company has included the following disclosure in a preliminary offering memorandum dated September 22, 2025, that the Company expects to disseminate to potential investors in connection with the Offering:
Concurrently with the offering of the notes, we are seeking to amend our Third Amended and Restated Credit Agreement dated October 31, 2018, among the Company, the lenders from time to time party thereto and Citibank, N.A., as the administrative agent and the collateral agent (as amended, restated, supplemented, or otherwise modified from time to time prior to the effectiveness of the Credit Agreement Amendment, the “Credit Agreement”) by entering into an amendment (the “Credit Agreement Amendment”), pursuant to which, among other things, we expect to refinance (i) our Term Loan A Facility due June 2027 (as defined herein) under the Credit Agreement with a new senior secured term loan “A” facility maturing in 2030 in an aggregate principal amount of up to $1.1 billion (the “New Term A Loans”) and (ii) our existing Revolving Credit Facility (as defined herein) under the Credit Agreement with a new $1.0 billion senior secured revolving credit facility maturing in 2030 (the “New Revolving Credit Facility” and, together with the New Term A Loans, the “New Credit Facilities”). The New Term A Loans and any borrowings under the New Revolving Credit Facility are expected to bear interest at a rate of Term SOFR plus an applicable margin to be determined based on market conditions. We intend to use the net proceeds of the New Term A Loans to repay the Term Loan A Facility due June 2027, pay fees and expenses incurred in connection therewith, and to the extent any proceeds remain, to fund cash to our balance sheet. The closing of this offering of notes is not conditioned on the closing of the Credit Agreement Amendment and the New Credit Facilities, and the closing of the Credit Agreement Amendment and the New Credit Facilities is not conditioned on the closing of this offering of the notes. The closing of the Credit Agreement Amendment and the New Credit Facilities is subject to market and other conditions and there can be no assurance that the Credit Agreement Amendment and the New Credit Facilities will be entered into on the contemplated terms or at all.
There can be no assurance that the Offering will be completed as described in the preliminary offering memorandum or at all.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Item 8.01. Other Events.
On September 22, 2025, the Company issued a press release announcing the commencement of the Offering. In accordance with Rule 135c of the Securities Act, a copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.
The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 22, 2025

104	Cover Page Interactive Data File, formatted as Inline XBRL

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “guidance,” and similar words or phrases. Forward-looking statements in this release may include, among others, statements relating to the Offering and the proposed amendment to our Third Amended and Restated Credit Agreement dated October 31, 2018 (the “Amendment”), our ability to complete the Offering and the Amendment and the anticipated use of net proceeds therefrom. Such statements are not guarantees of future performance and involve risk, uncertainties and assumptions, and actual results may differ materially from the guidance and other forward-looking statements made in this release as a result of various factors. Risks, uncertainties and assumptions that could cause or contribute to these material differences include those discussed in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of our Annual Report on Form 10-K, as updated in any subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”), which may be viewed or obtained through the Investor Relations section of our website at www.saic.com or on the SEC’s website at www.sec.gov. Due to such risks, uncertainties and assumptions you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any duty to update any forward-looking statement provided in this Current Report on Form 8-K to reflect subsequent events, actual results or changes in the Company’s expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2025
Science Applications International Corporation

By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary